Exhibit 99.2 December 2021 Corporate Presentation Confidential Material – Do Not Distribute

Disclaimer About this Company Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Haymaker Acquisition Corp. III (“Haymaker”) and BioTE Holdings, LLC (“BioTE”) and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Haymaker, BioTE, any placement agent or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of BioTE and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Haymaker, BioTE, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the U.S. securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Haymaker and BioTE and is intended for the recipient hereof only. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of Haymaker’s or BioTE’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “project”, “target”, “plan”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements. Any forward-looking statements included in this Presentation speak only as of the date they are made, and none of Haymaker, BioTE or any placement agent undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing BioTE’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Haymaker and BioTE believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to BioTE’s financial condition and results of operations. Haymaker and BioTE believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing BioTE’s financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Haymaker and BioTE are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to Haymaker and BioTE’s projected financial results, including Revenue, EBITDA and EBITDA Margin. Neither Haymaker’s nor BioTE’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of BioTE or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. None of Haymaker, BioTE or any placement agent has independently verified the accuracy or completeness of any such third-party information. Additional Information about the Business Combination and Where to Find It Haymaker intends to file with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Haymaker’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Haymaker, BioTE and the Business Combination. When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Haymaker Acquisition Corp. III, 501 Madison Avenue, Floor 12, New York, NY 10022. Participants in Solicitation Haymaker, BioTE and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Haymaker stockholders in connection with the potential transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Haymaker’s directors in the proxy statement relating to the proposed Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above. 2 Confidential Material – Do Not Distribute

Jonathan Sackner Terry Weber Marc Beer Steven Heyer Andrew Heyer CEO Chairman Chairman and CEO President and Director Bernstein, MD Biote Medical Biote Medical Haymaker Acquisition Corp III Haymaker Acquisition Corp III Chief Medical Officer Biote Medical 25+ years of experience as 25+ years of experience as an executive 40+ years of experience as an 40+ years of experience in senior executive in healthcare, in biotechnology, pharmaceutical, device operator and investor investing 25+ years of clinical and consumer, and retail industries and diagnostic industries regulatory leadership Previous Experiences (Chairman) 3 Confidential Material – Do Not Distribute

Why We Like Biote

Haymaker III Investment Criteria	Biote
$750M – $2bn consumer, retail, media, or hospitality business with channel advantages	Market leader in health & wellness category driving rapid, profitable growth through highly attractive physician channel
Differentiated market leader with competitive advantages that can benefit from our expertise	Proprietary operating model yielding long-term patient satisfaction for providers and includes exceptional provider retention rates with strong brand-building opportunity
Experience-based, consumer and partner-centric business model at the intersection of consumer and health care	10-year track record comprising 2.5M+ completed procedures by 4,700+ certified providers with their ~300k active patients with massive penetration opportunity remaining
Public-caliber management team	Proven leadership team with demonstrated experience catalyzing permanent industry transformation
Optimized matrix of growth, operating leverage, and predictability	Asset-light, franchisor-like economic model with ~30% EBITDA margins and annuity-like revenues growing at a 23% CAGR(1)

(1) 2022E EBITDA Margin = 30%, 2020-2022E Revenue CAGR = 23%

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

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Biote's Numbers Speak for Themselves

$160M—$166M
2022E Revenue

$46M—$50M
2022E EBITDA

~29%
2022E EBITDA Margin

~20%
2020A – 2022E Net Revenue CAGR

~20%
2020A – 2022E EBITDA CAGR

>90%
2020A – 2022E FCF Conversion

300k+
Active Patients of Providers

90%
Clinic Retention Rate

4,700+
Providers Treating Patients in 2,800+ Clinics

biote

- >11x Next-Largest Competitor[(1)]
- $17bn+ Anti-Aging Market
- Accelerated Growth
- Exceptional Margins
- Asset-Light
- Loyal Customer Base

(1) Published publicly available data on providers.

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

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Transforming Healthy Aging • Innovative, personalized hormone therapy delivered by Biote- certified providers with 10-year track record of patient satisfaction • High-growth, profitable, health & wellness company with continued growth potential in the US and globally • Commercial expertise with 4,700+ Biote-certified providers (<2% of addressable market) treating 300,000+ active patients • Proprietary treatment program and protocols with high barriers to entry • 90% clinic retention rate with annuity-like, cash-pay business model 6 Confidential Material – Do Not Distribute

How Hormone Deficiency is Related to Risky and Debilitating Diseases

Hormone Deficiency Symptoms[1]

After the age of 40, many of us begin to face these...



- Low energy
- Insomnia
- Decreased libido
- Brain fog
- Irritability
- Depression
- Hot flashes / sweats
- Bladder problems

Related Diseases

People with hormone deficiency are at increased risk of...

- Heart disease[2][3]
- Breast cancer[4][5]
- Osteoporosis[6]
- Neurodegenerative disease (Alzheimer's, Parkinson's, Huntington's)[7]



(1) Cardozo et al, Am J OB/GYN, 1984.
(2) Mechanisms of testosterone deficiency-related endothelial dysfuntion. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4.
(3) Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51.
(4) Donovitz et al. European Journal Breast Health 2021.
(5) Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271.
(6) STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479.
(7) Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer's. Prometheus New York.

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Hormone Therapy is Proven to Provide Symptom Relief (1) (1) (2) Symptom Prevalence Complete Relief Change in Symptom Severity (%) (%) (%) 81.7 Hot flashes / sweats 90.8 ↓ 69 73.5 Insomnia 61.4 ↓ 62 50.0 Dyspareunia 71.6 ↓ 76 83.3 Loss of libido 67.0 ↓ 73 84.2 Irritability 73.3 ↓ 66 79.2 Depression 75.8 ↓ 68 75.0 Lethargy 65.9 ↓ 66 (1) Cardozo et al, Am J OB/GYN, 1984. (2) Glaser et al, Maturitas 2011. 8 Confidential Material – Do Not Distribute

Hormone Deficiency Affects 200M Americans (1) (2) with ~80% Untreated (8) $17bn+ Market Addressable Patient Population Anti-Aging $17bn+ Female Male (8) +5% CAGR Sleep, Anxiety, Skin, Hair, Cellular Repair •Women's estradiol •Men experience a 44% levels decline 67% from reduction of the mid 40s to the mid testosterone between (3) (6) 50s ages 30 and 74 •~47M women affected •20M men over age 45 Hormone Replacement with menopausal are affected by Therapy symptoms (75% of hypogonadism and 10- $7bn+ (4) women over age 50) 12% of those affected (9) +7% CAGR undergo testosterone •28% undergo HRT (7) Bioidentical pellet therapy, integrated nutraceuticals treatment (13M), 31% of those (5) undergo bHRT (4M) (1) Assumes 50:50 ratio of men:women. (6) Cleveland Clinic, 2018 (2) Untreated hormone deficiency. NAMS Survey, 2015 & HINDAWI Journal of Hormones. (7) International Journal of Clinical Practice, 2006 & HINDAWI Journal of Hormones. (3) J Clin Endocrinol Metab, March 2011. (8) Market Data Forecast, North America Anti-Aging Market Size 9 (4) 2019 Census Data Estimate & Health Qual Life Outcomes, 2005 (9) Market Data Forecast, North America HRT Market Size Confidential Material – Do Not Distribute (5) NAMS Survey, 2015

Biote Offers Providers a Convenient Hormone Therapy Solution in a Clinical Setting Medically prescribed by Over-the-Counter Pills providers × Not medically prescribed Personalized dosage with × One-size-fits all approach sustained release × Self-administered × Risk of inconsistent compliance Convenient treatment by providers Prescription Creams, Patches, Enhanced compliance Pills, Injectables × Over-the-counter or medically prescribed High retention × Dosages vary by application × Self-administered × Risk of inconsistent compliance 10 Confidential Material – Do Not Distribute

Complementary Portfolio of Treatments for Providers to Address Clear Consumer Health Needs

Biote Method

- **Proprietary** BioTracker Practice Management Software
- **Unparalled** medical training and practice certification
- **Best-in-Class** digital and point-of-care marketing support
- **Robust** database of 2.5 million provider patient insertions

Nutraceuticals

- **Differentiated** formulations that are complementary to pellet therapy performed by providers
- **High-tech** cosmeceuticals and peptide cosmeceuticals
- Key supplements that focus on **foundational health** for all
- Nutras accounted for **18% of revenue** in 2020



biote
biote
biote
OMEGA 3+ COQ10
biote
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LUMINATE

Revenue



($ in millions)
% of '21 Revenue
$116
$136
$160-$166
1%
20%
79%
2020A
2021E
2022E
A = Actual
E = Estimated
Procedure Fees
Nutraceutical
Other(1)

(1) Other revenue includes revenues from Trocar, Training and Shipping.

Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Confidential Material – Do Not Distribute

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Scaled Market Leader with Differentiated Provider Business Model and Unparalleled Operating Experience

Sales

- **80+** national field sales team
- **9** regional teams
- **5** corporate sales operations
- **Ongoing** professional training

Marketing

- **In-house full-service** marketing and analytics capabilities
- **Omnichannel** expertise
- **All tactical execution** handled internally
- **Media buying** capabilities across all digital channels

Training

- **1** national training center
- **5** regional training centers
- **7** medical advisors
- **10** clinical faculty
- **69** experienced mentors

Customer Support Staff

- **10+** in-house customer support professionals
- **6** physicians on therapy hot-line

Research Commitment with the Support of Biote-Certified Providers

Breast Cancer Study[1]

- Published 9-year retrospective review
- Demonstrated testosterone is breast protective, particularly when delivered by subcutaneous pellet therapy
- Testosterone and/or Testosterone/Estradiol delivered subcutaneously significantly reduced the incidence of breast cancer

Safety Study[2]

- Review of 7 years of data from 2012-2019
- Identified adverse events for males and females who underwent subcutaneous pellet therapy
- Overall complication rate was <1%

(1) Based on Biote-certified clinician data. Published in European Journal of Breast Health.
(2) Based on Biote-certified clinician data. Published in Therapeutic Advances in Endocrinology and Metabolism, 2021.

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Biote Has An Exceptional Financial Profile Financial Summary Key Stats Revenue ($ in millions) 22% 300k+ $160-166 ’16-’20 Revenue Active Patients of $136 CAGR $116 Providers on Therapy $110 $99 $77 $53 2016A 2017A 2018A 2019A 2020A 2021E 2022E ~29% EBITDA 90% 2022E Margin Clinic Retention Rate EBITDA ($ in millions) $46-50 $38 $33 $24 $24 $19 $17 $160M—166M 4,700+ $46M—50M Providers in 2,800+ 2016A 2017A 2018A 2019A 2020A 2021E 2022E 2022E % Margin Clinics Treating Patients Revenue / EBITDA 33% 25% 24% 22% 28% 29% ~29% 13 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Underserved TAM and Affordable Treatment Option (1) (2) 200M Americans with ~80% Untreated 18-34 18-34 (2) $17bn+ Market 3% 65-74 4% 75+ 35-44 10% 2% 17% 35-44 Anti-Aging 65+ 45-64 45-64 15% $17bn 17% 70% 62% (3) +5% CAGR Sleep, Anxiety, Skin, Hair, Cellular Repair Female Age Male Age ~80% of Patient Base ~20% of Patient Base Hormone Replacement $180k+ Therapy 18% $7bn (4) +7% CAGR $140-$179k <$100k 16% 50% Bioidentical pellet therapy, integrated nutraceuticals $100-$139k 17% (5) Annual HHI 14 (1) Assumes 50:50 ratio of men:women. (4) Market Data Forecast, North America HRT Market Size. (2) NAMS Survey, 2015 & HINDAWI Journal of Hormones. (5) Sample size of ~10,000 current patients. Does not sum to 100 due to rounding. Confidential Material – Do Not Distribute (3) Market Data Forecast, North America Anti-Aging Market Size

Provider-Focused Model Designed to Take Hormone Therapy Mainstream

Biote Proprietary Business Model


biote
Brand Awareness and Introduction
Didactic and Clinical Certification Training
Clinical Mentors Therapy Line
High Quality Hormone Pellets
Proprietary Practice Management Software
Practice Training and Support
Practice Retention

Biote's Competitive Moat

- ✓ Biote-trained clinic network is **~11x larger**[(1)] than that of the closest competitor in a highly fragmented market
- ✓ 2.5M+ procedures performed by Biote-certified providers help us **continue to refine** our platform
- ✓ **Digital transformation** enables business innovation and best-in-class marketing tech

(1) Data on file.

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Compelling Value Proposition for Providers Number of Clinics 2,606 2,166 1,616 1,112 2017A 2018A 2019A 2020A Annual Certified Clinic Financials Profit per Average Procedure Profit Ancillary Profit Clinic Profit Procedure Procedures + = Average Clinic $240 310 $74,400 $25,215 $99,615 x = Average Top + x = = $240 1,564 $375,360 $130,160 $505,520 100 Clinics • Achieving average clinic performance requires ~25 procedures a month or 6 – 7 procedures per week 16 Confidential Material – Do Not Distribute

Proven Model Poised for Significant Growth Opportunity to expand our universe of targeted providers Total providers in U.S. Including Physicians and NPs involved in Patient Care 1,200,000 Providers with relevant specialties Including IM, GP, FP, OB-GYN, Urology 260,000 Currently targeted specialty group Top three deciles from relevant specialties 78,000 Providers in 2,800+ clinics currently contracted with Biote 4,700+ 17 Confidential Material – Do Not Distribute

Geographic Scalability Geographic scalability of the business is both predictable and capital efficient with a solid base of certified providers and their patients in current core states Today Future Near-Term Expansion Markets • Mid West (10 States) • Current core states include TX, OK, NM, CO, AR, LA, MS, AL, GA, FL• Sales Force Optimization Profile • West Coast (6 States) ‒ Targeted provider lead gen • By 2021, Biote grew to 4,700+ certified providers in 2,800+ clinics • Mid Atlantic (11 States) ‒ 150 new hires over next 36 months • Core states generate 70% of Biote’s revenue• Northeast (7 States) Planned International Expansion 2023 Brazil Mexico Colombia Argentina Canada EMEA 18 Confidential Material – Do Not Distribute

Impressive Financial Performance with Strong Growth, Profitability and Cash Flow Revenue EBITDA ($ in millions) ($ in millions) $160-166 $46-50 $136 $38 $116 $110 $99 $33 $24 $24 2018A 2019A 2020A 2021E 2022E 2018A 2019A 2020A 2021E 2022E % Gross Margin % Margin 60% 60% 62% 65% 67% 24% 22% 28% ~28% ~29% ~20% ~20% ~29% 67% 2020A – 2022E 2020A – 2022E 2022E 2022E Net Revenue CAGR EBITDA CAGR EBITDA Margin Gross Profit Margin 19 Reflects preliminary estimates from Company Management. Actual results may differ materially from these estimates. Estimates should not be viewed Confidential Material – Do Not Distribute as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period.

Exceptional Leadership Team with a Proven Track Record in Managing High Growth Businesses Gary Donovitz, MD Terry Weber Marc Beer Jonathan Sackner Robb Gibbins Founder Chief Executive Officer Chairman Bernstein, MD Chief Financial Officer Chief Medical Officer Joe Butler Cary Paulette Marybeth Conlon Kevin Key Jennifer Schimmel Bob Weiland Chief Information Officer Vice President of Sales General Counsel Chief Digital Officer Head of Human Resources Chief Operating Officer 20 Confidential Material – Do Not Distribute

Transaction Overview 21 Confidential Material – Do Not Distribute

Transaction Overview ($ in millions, except share price) Sources of Funds Uses of Funds (1) (2) HYAC Cash in Trust $318 Biote Equity Rollover $356 (3) Estimated Existing Balance Sheet Cash Prior to Closing 29 Secondary Proceeds 199 (2) Biote Equity Rollover 356 Cash to the Balance Sheet 195 (4) HYAC Founder Shares 64 Illustrative Transaction Fees and Expenses 39 (4) New Debt 87 HYAC Founder Shares 64 Total Sources of Funds $853 Total Uses of Funds $853 (5) Pro Forma Valuation (T) Pro Forma Ownership Illustrative Share Price $10.00 Pro Forma Shares Outstanding 73.7 Pro Forma Equity Value $737 Plus: Debt 125 Biote Existing Shareholders HYAC Shareholders, Less: Cash (195) 48.3% Total 51.7% Pro Forma Enterprise Value $667 Metric Multiple PF EV / 2022E Sales $160-166 4.0-4.2x $160.0 $166.0 4.2x 4.0x PF EV / 2022E EBITDA $46-50 13.3-14.5x $46.0 $50.0 14.5x 13.3x Company Sales and EBITDA come from its 2022E model. (1) Assumes no redemptions by HYAC public shareholders. (2) Excludes 10.0M Biote earnout shares, vesting ratably at $12.50, $15.00, and $17.50. (3) Assumes existing cash of $29M and existing debt of $38M prior to closing. 22 (4) Includes 793,750 founder shares subject to forfeiture based on redemptions. Excludes 1.6M founder shares subject to earnout, vesting ratably at $12.50, $15.00, and $17.50. Confidential Material – Do Not Distribute (5) Assumes a share price of $10.00 per share. Excludes the dilutive impact of HYAC public warrants and founder warrants, and the new, to-be-established new incentive plan.

Public Comparables Operational Benchmarking Consumer-oriented Healthcare Consumer Wellness 2021E – 2022E Sales CAGR Median: 28.4% Median: 7.9% 75.5% 55.5% 31.9% 31.2% 25.7% 23.5% 23.0% 22.1% ~19.9% 11.2% 7.9% 6.6% k 2021E – 2022E EBITDA CAGR Median: 20.9% Median: 9.2% 35.1% 28.6% ~26.3% 26.1% 20.9% 20.3% 17.3% 11.9% 11.9% 9.2% 8.6% NM Source: Factset and company filings. Market data as of November 26, 2021. 23 Confidential Material – Do Not Distribute

Public Comparables Operational Benchmarking Consumer-oriented Healthcare Consumer Wellness 2022E EBITDA Margin Median: 32.3% Median: 20.7% 46.4% 33.9% 30.8% ~29.0% 22.7% 20.7% 18.9% 12.9% NM NM NM NM (1) 2022E FCF Conversion Median: 82.6% Median: 97.6% 99.5% 98.7% 97.6% ~93.8% 87.0% 85.1% 80.1% 53.9% NM NM NM NM Source: Factset and company filings. Market data as of November 26, 2021. Note: NM reflects a negative value. 24 (1) Calculated as (EBITDA – Capex) / EBITDA. Confidential Material – Do Not Distribute

Public Comparables Valuation Benchmarking Consumer-oriented Healthcare Consumer Wellness FV / 2022E Sales Median: 9.3x Median: 3.8x 16.0x 14.7x 10.6x 10.2x 8.4x 4.0-4.2x 4.1x 3.9x 3.8x 3.5x 3.1x 2.7x FV / 2022E EBITDA Median: 33.9x Median: 16.8x 114.1x 34.5x 33.2x 18.8x 16.8x 16.5x 13.3-14.5x 12.0x NM NM NM NM Source: Factset and company filings. Market data as of November 26, 2021. Note: NM reflects a negative multiple or a multiple greater than 100.0x. 25 Confidential Material – Do Not Distribute

Thank You 26 Confidential Material – Do Not Distribute

Overview Haymaker III 27 Confidential Material – Do Not Distribute

Overview of Haymaker III

Haymaker Acquisition Corp. III is a $318M SPAC with a mandate to transact in the consumer and consumer-related products, media, hospitality and services industries.

Haymaker III Overview

- Haymaker III is a **$318 million** Special Purpose Acquisition Company
- Looks to invest with and **partner** alongside businesses that are growing organically, with M&A upside potential
- Haymaker III boasts an **experienced SPAC management team** with deep roots in operations as well as capital markets
- **Long-standing relationships with institutional public and private investors** who have worked with HYAC management in the past
- Previously **successfully completed two business combinations:** Haymaker I with OneSpaWorld Holdings Ltd.; Haymaker II with Arko Corp.

Peerless Management Team

- **Uniquely qualified management team with extensive investing and operational experience**
  - **Steven Heyer,** CEO and Chairman, boasts C-suite experience in globally recognized consumer and hospitality companies including Coca-Cola, Starwood Hotels, Turner Broadcasting/Time Warner, Young & Rubicam and Booz Allen Hamilton
  - **Andrew Heyer,** President and Director, is the founder and CEO of Mistral Equity Partners, former Vice Chairman of CIBC World Markets and former Partner at Drexel Burnham Lambert with over 40 years of investing and structuring experience
- **Deep public and private board experience**

Unique Advantages

- Successful team of **both C-suite operators and private equity investors** with 40+ years' experience growing dozens of consumer and consumer-related products and services companies
- **Sponsorship beyond a business combination:** arranged and participated in rescue financing for OneSpaWorld; significant value-add to Arko through private label and marketing relationships
- **Ability to drive value post merger,** making Haymaker III a preferred merger partner vs. a traditional IPO or competing SPACs
- Haymaker Acquisition Corp. III is **supported by a large concentration of long-term holders** including mutual funds, insurance companies and individuals that want to invest more capital alongside a transaction (Haymaker I raised a $179 million PIPE from prominent institutional investors; Haymaker II similarly raised a $100 million PIPE from a premier investor)

Confidential Material – Do Not Distribute

28 biote

Risk Factors The list below of risk factors has been prepared solely for purposes of the proposed private placement transaction (the • Highly Competitive Markets and Competition. The business and industry in which we participate are highly competitive, “Private Placement”) as part of the proposed business combination of Haymaker Acquisition Corp. III (“Haymaker”) and and we face competition from more traditional retailers and pharmaceutical providers with significant resources. As a result, BioTE Holdings, LLC (“BioTE”) (the “Business Combination”), and solely for potential investors in the Private we may be unable to compete successfully with our current or future competitors. If we are unable to compete effectively, Placement, and not for any other purpose. All references to “BioTE,” the “Company,” “we,” “us” or “our” refer to the we will not be able to establish our products and services in the marketplace, and as a result, our business may not be business of BioTE and its consolidated subsidiaries. The risks presented below are certain of the material risks related to profitable. the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Haymaker, • Data Privacy and Cybersecurity. Cyber-attacks, security breaches, and computer viruses could harm our business, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection reputation, brand, and operating results. The laws and regulations concerning data privacy and data security are continually with the Business Combination. The risks presented in such filings will be consistent with those that would be required for evolving. Our third-party platforms’ actual or perceived failure to comply with these laws and regulations could harm our a public company in its SEC filings, including with respect to the business and securities of the Company and Haymaker business. and the proposed transactions between the Company and Haymaker, and may differ significantly from and be more extensive than those presented below. • Growth. Our ability to grow may be adversely impacted due to factors beyond our control, which could have an adverse effect on our business, reputation, financial performance, financial condition and cash flows, and could expose us to liability. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree Our failure to manage growth effectively could have a material and adverse effect on our business, results of operations and of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s financial condition. To manage the growth of our operations, we must establish appropriate and scalable operational and consolidated financial statements and related notes, and should carry out your own due diligence and consult with your financial systems, procedures and controls and must ensure we build and maintain a qualified finance, administrative and own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before operations staff. making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, • Financial Condition and Potential Dilution. We are an early stage company. We may encounter unforeseen expenses, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties difficulties, complications, delays and other unknown events which may result in our inability to maintain profitability. Our not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s future capital needs may require us to sell additional equity or debt securities that may dilute our stockholders or introduce business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the covenants that may restrict our operations or our ability to pay dividends. Company’s equity securities may decline, and any investor in the Private Placement may lose all or part of its investment. • Forecasts. Our operating and financial result forecasts rely in large part upon assumptions and analyses developed by us. If Risks Related to our Business and our Industry these assumptions and analyses prove to be incorrect, our actual operating results may differ materially. • Substantial Regulation. Substantial regulation and the potential for unfavorable changes to, or failure by us to comply • Expansion. We may face difficulties as we expand our operations into new domestic and international markets in which we with, these regulations, which could substantially harm our business and operating results. have limited or no prior operating experience. • Supply Chain. Increases in costs, disruption of supply or shortage of materials, which could harm our business. • Intellectual Property. Failure to adequately protect, maintain or enforce our intellectual property rights could substantially harm our business and results of operations. • Executive Influence. Concentration of ownership among our existing executive officers, directors and their respective affiliates, which may prevent new investors from influencing significant corporate decisions.• Current or Future Litigation. We may be subject to general litigation, securities litigation, product liability litigation, regulatory disputes or enforcement, and government inquiries which could be costly and time-consuming to defend and • Limited Operating History. Our limited operating history and evolving business make it difficult to evaluate our could divert management attention. current business and future prospects and increase the risk of your investment. • Capital Requirements; Additional Capital. We require significant capital to develop and grow our business, including with respect to the design, development, marketing, distribution and sale of our goods and services. We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be certain that additional financing will be available, which could limit our ability to grow and jeopardize our ability to continue our business operations. 29 Confidential Material – Do Not Distribute

Risk Factors Risks Related to our Business and our Industry (Continued)• Health Care Fraud and Abuse. Our success depends on our relationships with third-party providers and, therefore, our operations are subject to federal and state health care fraud and abuse, referral and reimbursement laws and regulations. • Physician Training. The success of the Company depends in part on our third-party providers’ patient selection criteria These laws and regulations have been subject to heightened enforcement activity over the past few years, including through and proper execution of techniques discussed in training sessions conducted by our training faculty. However, the the False Claims Act and the federal health care fraud statute. Penalties under these laws may be severe, and include treble practice of medicine is the domain of the third-party providers, who rely on their previous medical training and damages, civil monetary penalties, attorneys’ fees and criminal liability. Enforcement of these laws could have a material experience, and we cannot guarantee that the third-party providers will effectively utilize our recommended products adverse effect on our business. Also, these measures may be interpreted or applied by a prosecutorial, regulatory or judicial and protocols. authority in a manner that could require us to make changes in our operations or incur substantial defense and settlement expenses. • Relationships with Physicians. The research, development, marketing and sale of our current training and protocols depend upon our maintaining working relationships with physicians and other medical personnel. If we cannot • HIPAA. Our relationships with healthcare providers may subject us to the Health Insurance Portability and Accountability maintain our strong working relationships, the development and marketing of our training and protocols could suffer, Act (“HIPAA”), as amended by the Health Information Technology for Economic and Clinical Health Act, which impose which could have a material adverse effect on our business, financial condition and results of operations. certain requirements relating to the privacy, security and transmission of protected health information on certain healthcare providers, health plans and healthcare clearinghouses, and their business associates that access or otherwise process • Key Employees & Qualified Personnel. Our success depends on our ability to attract and retain our executive officers, individually identifiable health information for or on behalf of a covered entity as well as their covered subcontractors. We key employees and other qualified personnel, and as a relatively small company with key talent residing in a limited could also be subject to analogous state healthcare data privacy laws, which may not always be preempted by HIPAA. number of employees, our operations and prospects may be severely disrupted if we lost any one or more of their services.• Nutraceutical Business. We also market dietary supplement/nutraceutical products that are regulated by the FDA. We may need to develop and maintain a robust compliance program to ensure that the products that we market comply with all • Third-Party Manufacturers. We rely on outside vendors to manufacture the products that we recommend as part of our applicable laws and regulation, including the Federal Food, Drug, and Cosmetic Act. If we are found to have manufactured, training and protocols. The facilities used by our contract manufacturers for the compounding and distribution of the distributed, sold, or labeled any products in violation of the FDCA, we may face significant penalties which may result in a hormone pellets recommended as part of our protocols are FDA-registered 503B outsourcing facilities. If the FDA or a material adverse effect on our business, financial condition, and results of operations. For example, in May 2017, we comparable foreign regulatory authority does not approve these facilities for the manufacture of these products or if it received a Warning Letter from FDA concerning both current good manufacturing practice violations observed during a withdraws any such approval in the future, we may need to find alternative manufacturing facilities, which would 2016 FDA inspection of our facility, and unapproved new drug claims that were made for certain of our dietary supplement significantly impact our ability to meet consumer demand. products. Although our response to the Warning Letter resulted in a closeout by FDA in May 2018, we cannot assure you that we will not receive Warning Letters or other regulatory action by FDA on the same or similar violations in the future. • Regulatory Scrutiny of Pharmacy Compounding Industry. Formulations prepared and dispensed by compounding pharmacies are not approved by the FDA. As we are a medical marketing and training company, we do not Risks Related to the Private Placement manufacture or compound pharmaceutical products. However, we contract with FDA-registered 503B outsourcing facilities for the compounding of the pellets recommended as part of our protocols. Certain compounding pharmacies • Capital Raise. There can be no assurance that Haymaker will be able to raise sufficient capital in the Private Placement to have been the subject of widespread negative media coverage in recent years and the FDA has expressed a renewed consummate the Business Combination or for use by the combined company following the Business Combination (the interest in pursuing compounding pharmacies. As a result, some physicians may be hesitant to prescribe, and some “Combined Company”). patients may be hesitant to purchase and use, these compounded formulations. The outsourcing facilities with which we contract have each received Warning Letters and FDA Forms 483 from FDA. If the FDA takes enforcement action • Voting Power. The issuance of the Combined Company’s securities in connection with the Private Placement and Business against our contracted outsourcing facilities, it may have a material adverse impact on our business, results of Combination will dilute substantially the voting power of the Combined Company’s stockholders. operations and financial conditions. 30 Confidential Material – Do Not Distribute

Risk Factors Risks Related to Ownership of the Combined Company’s Common Stock • Key Personnel. The ability to successfully effect the Business Combination and the Combined Company’s ability • Market Price of Common Stock. Sales of substantial amounts of the Combined Company’s common stock in the to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel public markets, or the perception that they might occur, could cause the market price of our common stock to of BioTE, all of whom we expect to stay with the Combined Company following the Business Combination. The decline. loss of such key personnel could negatively impact the operations and financial results of the Combined Company. • Dividends. The Combined Company does not intend to pay dividends for the foreseeable future. • Public Company Management Experience. Following the Business Combination, we will be a publicly traded company and our management team has limited experience managing a publicly traded company. Our • Charter. Provisions in the Combined Company’s charter documents to be entered into in connection with the management team may not successfully or effectively manage the transition of the predecessor businesses to a Business Combination and under Delaware law could make an acquisition of us more difficult, may limit attempts public company following the Business Combination, which will be subject to significant regulatory oversight and by stockholders to replace or remove our management, may limit stockholders’ ability to obtain a favorable reporting obligations under federal securities laws. Their limited experience interacting with public company judicial forum for disputes with the Combined Company or its directors, officers, or employees, and may limit the investors and securities analysts and complying with the increasingly complex laws pertaining to public companies market price of the Combined Company’s Class A common stock. could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities, which will result in less time being devoted to the management and growth of our business. Risks Related to the Business Combination • Redemption Rights. There is no assurance that a Haymaker stockholder’s decision whether to redeem its shares for • Public Company Expenses. Following the consummation of the Business Combination, the Combined Company’s a pro rata portion of the cash in Haymaker’s trust account will put the shareholder in a better future economic significantly increased expenses and administrative burdens as a public company could have an adverse effect on position. Further, the ability of Haymaker’s stockholders to exercise redemption rights with respect to a large its business, financial condition and results of operations. number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company’s public “float.” • Trading of Class A Common Stock. There has been no prior public market for our common stock. The stock price of the Combined Company’s Class A common stock may be volatile or may decline regardless of the Company’s • Value of Securities. If the Business Combination’s benefits do not meet the expectations of investors or securities operating performance, and investors in the Private Placement may not be able to resell their shares at or above the analysts, the market price of Haymaker’s securities or, following the consummation of the Business Combination, subscription price. the value of the Combined Company’s securities, may decline. • Conflicts of Interest, Business Combination Vote and Public “Float”. Directors and officers of Haymaker have • Stock Exchange Approval. There can be no assurance that the Combined Company’s securities will be approved potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued Combination. Haymaker’s initial stockholders have agreed to vote in favor of the Business Combination, listing standards of such stock exchange. regardless of how our public stockholders vote. Haymaker’s initial stockholders, directors, officers, advisors, and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a • Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are vote on the Business Combination and reduce the public “float” of our common stock, or enter into other uncertain, could delay or prevent the completion of the Business Combination. transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. • COVID-19. The Business Combination or Combined Company may be materially adversely affected by the recent COVID-19 outbreak. • Transaction Costs. Both Haymaker and BioTE will incur significant transaction costs in connection with the Business Combination. • Compliance with Laws. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect BioTE’s and the Combined Company’s business, including Haymaker’s and BioTE’s ability to • Contingencies of Business Combination. The consummation of the Business Combination is subject to a number consummate the Business Combination, and the Combined Company’s results of operations. of conditions and if those conditions are not satisfied or waived, the definitive agreement for the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed. 31 Confidential Material – Do Not Distribute

Risk Factors Risks Related to the Business Combination (Continued) • Warrant Liability. Haymaker’s warrants are accounted for as liabilities, which are remeasured at each reporting period, and the changes in value of such warrants could have a material effect on the Combined Company’s financial results. • Third-Party Valuation or Fairness Opinion. The Haymaker board has not obtained and will not obtain a third- party valuation or fairness opinion in determining whether to proceed with the transaction. 32 Confidential Material – Do Not Distribute